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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2001

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
  DELAWARE                          33-55860/            13-3692801
                                    333-57357
  (STATE OR OTHER JURISDICTION      (COMMISSION          (IRS EMPLOYER
  OF INCORPORATION OR               FILE NUMBER)         IDENTIFICATION
  ORGANIZATION)                                          NUMBER)
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390 GREENWICH STREET, NEW YORK, NEW YORK                                10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
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Item 1.     Changes in Control of Registrant.

            NOT APPLICABLE.

Item 2.     Acquisition or Disposition of Assets.

            NOT APPLICABLE.

Item 3.     Bankruptcy or Receivership.

            NOT APPLICABLE.

Item 4.     Changes in Registrant's Certifying Accountant.

            NOT APPLICABLE.

Item 5.     Other Events.

            DOCUMENTS INCORPORATED BY REFERENCE.

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2001, and for the periods ending June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. as of June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10,
            2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19, and shall be deemed to be part hereof and thereof.

Item 6.     Resignations of Registrant's Directors.

            NOT APPLICABLE.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.
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            (c)  EXHIBITS.

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
Item 601(a) of Regulation S-K Exhibit No. (EX-23)                Description
-------------------------------------------------                -----------
                                                      Consent of KPMG LLP, independent
                                                      certified public accountants of
                                                      Ambac Assurance Corporation and
                                                      subsidiaries in connection with
                                                      TIERS(R) Principal-Protected Asset
                                                      Backed Certificates Trust Series
                                                      S&P 2001-19
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated August 17, 2001
                                        STRUCTURED PRODUCTS CORP.


                                        By:   /s/ Matthew R. Mayers
                                              ------------------------
                                        Name:     Matthew R. Mayers
                                        Title:    Authorized Signatory
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EXHIBIT INDEX


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
                                                                   Paper (P) or
Exhibit No.  Description                                          Electronic (E)
-----------  -----------                                          --------------
(EX-23)      Consent of KPMG LLP, independent certified public          E
             accountants of Ambac Assurance Corporation and subsidiaries in connection with TIERS(R)
             Principal-Protected Asset Backed Certificates Trust
             Series S&P 2001-19
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